SUPPLEMENT TO

CALVERT TAX-FREE RESERVES
Vermont Municipal Portfolio

CALVERT MUNICIPAL FUND, INC.
Calvert National Municipal Intermediate Fund

Statement of Additional Information dated April 30, 2009
Date of Supplement: July 31, 2009

At a shareholder meeting held on July 13, 2009, shareholders of CTFR Vermont Municipal Portfolio and shareholders of Calvert National Municipal Intermediate Fund, voting separately, approved the reorganization of the Portfolio and the Fund into Calvert Tax-Free Bond Fund. These reorganizations are effective as of the close of business on Friday, July 31, 2009. As of such date, the CTFR Vermont Municipal Portfolio and the Calvert National Municipal Intermediate Fund will no longer be offered to investors. Accordingly, all references to CTFR Vermont Municipal Portfolio and Calvert National Municipal Intermediate Fund, and any and all information relating to either of them, are deleted.